SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 15, 1998


                     SSB Vehicle Securities Inc.
                  Hyundai Auto Receivables Trust 1998-A
             (Exact name of registrant as specified in its charter)


       Delaware                     333-41949-01              13-4010808
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


7 World Trade Center
New York, New York                                             10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 7
                                                  This report consists of 7
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Hyundai Auto Receivables Trust 1998-A (the "Trust"). The Trust was formed pursuant to an Amended and Restated Trust Agreement dated April 1, 1998, between SSB Vehicle Securities Inc., as depositor, and Wilmington Trust Company, as owner trustee. On September 15, 1998, Hyundai Motor Finance Company (seller and servicer) distributed the Monthly Securityholders' Statement for the September 15, 1998, Distribution Date (the "Monthly Report") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Monthly Securityholders' Statement for the September 15, 1998, Distribution Date filed as Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SSB VEHICLE SECURITIES INC.


Date:    September 22, 1998             By:  /s/ Ted K. Yarbrough
                                        Ted K. Yarbrough
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Securityholders' Statement for            5
                         the September 15, 1998, Distribution Date

                                  Exhibit 99.1

              Monthly Securityholders' Statement on September 15, 1998

=================================================================================================================================
                                                   Hyundai Auto Receivables Trust 1998-A
=================================================================================================================================
                                              $220,000,000 5.90% Asset Backed Notes, Class A-1
                                              $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                        Exhibit 99.1: Monthly Report

                                                  For the Distribution Date: September 15, 1998


I.   Funds Available for Distribution
     A.  Collections on Receivables
         i.  Principal Payments                                                                         $9,641,178.22
         ii. Purchased Receivables                                                                         533,340.10
         iii.Cram Down Losses                                                                                    0.00
         iv. Principal Balance of Liquidated Receivables                                                         0.00
         v.  Withdrawal from Pre-Funding Account                                                                 0.00
         vi. Liquidation Proceeds                                                                          138,331.00
                                                                                                       ---------------
             TOTAL PRINCIPAL COLLECTIONS                                                               $10,312,849.32
         vii.Interest Payments                                                                          $3,523,169.26
         viiiInterest on Purchased Receivables                                                               7,388.07
                                                                                                       ---------------
             TOTAL INTEREST COLLECTIONS                                                                 $3,530,557.33
         ix. Late Fees, Extension Fees and Other Fees                                                       $8,955.36
         x.  Late Fees, Extension Fees and Other Fees on Purchased Receivables                                   0.00
                                                                                                       ---------------
         xi. TOTAL FEE COLLECTIONS                                                                          $8,955.36
                                                                                                       ---------------
         xii.TOTAL COLLECTIONS                                                                         $13,852,362.01
                                                                                                       ---------------
     B.  Other Sources
         i.  Reserve Account Release                                                                            $0.00
         ii. Draw on Insurance Policy                                                                            0.00
         iii.Withdrawal from Yield Maintenance Account                                                      15,735.82
         iv. Withdrawal from Reserve Account                                                               785,300.06
         v.  Reinvestment Income on Trust Accounts                                                         128,135.80
                                                                                                       ---------------
             TOTAL OTHER SOURCES                                                                          $929,171.68
                                                                                                       ===============
                TOTAL FUNDS AVAILABLE FOR DISTRIBUTION                                                 $14,781,533.69
                                                                                                       ===============

II.  Distributions
     A.  Fees                                                        Per $1,000 Initial Receivables
         i.  Indenture Trustee                                                             $0.00000             $0.00
         ii. Owner Trustee                                                                  0.00000              0.00
         iii.Custodian                                                                      0.00000              0.00
         iv. Senior Servicing Fee                                                           1.25336        374,070.35
         v.  Subordinated Servicing Fee                                                     1.25336        374,070.35
         vi. Insurance Premium                                                              0.25437         75,917.00
                                                                                                       ---------------
             TOTAL FEES                                                                                   $824,057.70
     B.  Noteholders' Interest                                    Per $1,000 Original Principal Amount          Total
         i.  Class A-1 Monthly Interest Distributable Amount                               $4.02713       $885,969.67
         ii. Class A-1 Interest Carryover Shortfall                                         0.00000              0.00
         iii.Class A-1 Interest Distributable Amount                                        4.02713        885,969.67
         iv. Class A-2 Monthly Interest Distributable Amount                                5.04167        404,089.58
         v.  Class A-2 Interest Carryover Shortfall                                         0.00000              0.00
         vi. Class A-2 Interest Distributable Amount                                        5.04167        404,089.58
                                                                                                       ---------------
             TOTAL NOTEHOLDERS' INTEREST DISTRIBUTIONS                                                  $1,290,059.25
     C.  Noteholders' Principal                                   Per $1,000 Original Principal Amount          Total
         i.  Class A-1 Monthly Principal Distributable Amount                             $51.75841    $11,386,850.80
         ii. Class A-1 Principal Carryover Shortfall                                        0.00000              0.00
         iii.Class A-1 Principal Distributable Amount                                      51.75841     11,386,850.80
         iv. Class A-2 Monthly Principal Distributable Amount                               0.00000              0.00
         v.  Class A-2 Principal Carryover Shortfall                                        0.00000              0.00
         vi. Class A-2 Principal Distributable Amount                                       0.00000              0.00
                                                                                                       ---------------
             TOTAL NOTEHOLDERS' PRINCIPAL DISTRIBUTIONS                                                $11,386,850.80
     D.  Certificateholders' Allocations
         i.  Excess Interest, Fees and Other Collections                                                        $0.00
         ii. Principal                                                                                   1,280,565.94
                                                                                                       ---------------
             TOTAL CERTIFICATEHOLDERS' DISTRIBUTIONS                                                    $1,280,565.94
                                                                                                       ===============
                TOTAL DISTRIBUTIONS                                                                    $14,781,533.69
                                                                                                       ===============




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                                                                 Page 6 of 7

                                              Hyundai Auto Receivables Trust 1998-A
                                        $220,000,000 5.90% Asset Backed Notes, Class A-1
                                         $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                  Exhibit 99.1: Monthly Report

                                             For the Distribution Date: September 15, 1998



III. Pool Balances and Portfolio Information
     A.  Balances and Principal Factors                                                         BOP               EOP
                                                                                    ----------------   ---------------
         i.  Total Pool Balance                                                     $299,256,277.30    $286,167,943.05
         ii. Class A-1 Principal Balance                                             180,197,220.46    168,810,369.66
         iii.Class A-2 Principal Balance                                              80,150,000.00     80,150,000.00
         iv. Certificate Principal Balance                                            38,909,056.84     37,207,573.39
         v.  Total Pool Factor                                                               86.74%            82.95%
         vi. Class A-1 Factor                                                                81.91%            76.73%
         vii.Class A-2 Factor                                                               100.00%           100.00%
         viiiCertificate Factor                                                              86.75%            82.96%
         ix. Over-Collateralization Amount                                            38,909,056.84     37,207,573.39
         x.  Over-Collateralization Percentage                                               13.00%            13.00%
         xi. Pool Weighted Average Coupon                                                    15.10%            15.13%
         xii.Pool Weighted Average Remaining Term                                             43.19             42.55
         xiiiRemaining Number of Contracts                                                   34,136            32,834
         xiv.Contracts Matured/Liquidated                                                       703               972
     B.  Reserve Account
         i.  BOP Reserve Account Required Amount                                                       $17,955,376.64
         ii. BOP Reserve Account Balance                                                                17,955,376.64
         iii.Draws from the Reserve Account                                                                785,300.06
         iv. Reserve Account Release                                                                             0.00
         v.  EOP Reserve Account Required Amount                                                        17,170,076.58
         vi. EOP Reserve Account Balance                                                                17,170,076.58
     C.  Net Loss Activity                                                                Contracts            Amount
                                                                                    ----------------   ---------------
         i.  BOP Cumulative Losses                                                              422     $3,927,610.20
         ii. Liquidation Proceeds from Actual Charge-Offs                                        28         58,607.23
         iii.Liquidation Proceeds from Delinquencies                                            208      2,217,522.86
         iv. Liquidation Proceeds from Actual Repossession                                       56        637,685.84
         v.  Cram Down Losses                                                                     0              0.00
         vi. Monthly Gross Liquidation Proceeds                                                 292      2,913,815.93
         vii.Recoveries                                                                         - -        138,331.00
         viiiMonthly Net Liquidation Losses                                                     292      2,775,484.93
         ix. EOP Cumulative Losses                                                              714      6,703,095.13
         x.  Total Contracts Extended                                                           336      2,409,800.81
         xi. Vehicles in Repossession                                                           287      3,106,404.94
     D.  Delinquencies                                                                    Contracts            Amount
                                                                                    ----------------   ---------------
         i.  30-59 Days Delinquent                                                             1958    $25,275,573.18
         ii. 60-89 Days Delinquent                                                              634      8,499,967.48
         iii.90-119 Days Delinquent                                                             305      3,987,047.89
         iv. 30 Days and Greater                                                               2897     37,762,588.55
     E.  Performance Ratios                                                               Contracts            Amount
                                                                                    ----------------   ---------------
         i.  30 Days and Greater Delinquencies                                                8.82%            13.20%
         ii. Annualized Net Losses                                                            8.16%             9.00%
         iii.Cumulative Net Losses                                                            1.95%             1.94%

IV.  Pre-Funding
     A.  Pre-Funding Account
         i.  BOP Pre-Funding Account Balance                                                                    $0.00
         ii. Take-down from the Pre-Funding Account                                                              0.00
                                                                                                       ===============
         iii.EOP Pre-Funding Account Balance                                                                    $0.00
                                                                                                       ===============
     B.  Capitalized Interest Account
         i.  BOP Capitalized Interest Account Balance                                                           $0.00
         ii. Capitalized Interest Distribution Amount                                                            0.00
                                                                                                       ===============
         iii.EOP Capitalized Interest Account Balance                                                           $0.00
                                                                                                       ===============






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